EX-99.(a)(90)

AMENDMENT NO. 89

TO THE

DECLARATION OF TRUST

OF

GOLDMAN SACHS TRUST

This AMENDMENT NO. 89 to the AGREEMENT AND DECLARATION OF TRUST (the “Declaration”) as amended, dated the 28th day of January, 1997 of Goldman Sachs Trust (the “Trust”) is made by the Trustees named below as of February 11, 2016:

WHEREAS, the Trustees have established the Trust for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series and Classes; and

WHEREAS, the Trustees desire to establish and designate one additional Series of the Trust, Goldman Sachs Strategic Factor Fund, and related Share Classes with respect to each such Series; and

WHEREAS, the Trustees desire to establish and designate additional Share Classes to be known as Institutional Shares with respect to the Goldman Sachs Strategic Factor Fund; and

WHEREAS, the Trustees desire to abolish each of the Goldman Sachs International Small Cap Fund, Goldman Sachs Global Macro Fund, Goldman Sachs Enhanced Put Option Strategy Fund, Goldman Sachs Equity Long-Short Fund, Goldman Sachs Event Driven Fund, and Goldman Sachs Relative Value Fund, and each Series’ related Share Classes; and

NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend Article V, Section 1 of the Declaration in its entirety as follows:

The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 95 Series: Goldman Sachs Strategic Factor Fund, Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Long Short Fund, Goldman Sachs Tactical Tilt Implementation Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Limited Maturity Obligations Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman

Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund and Goldman Sachs Financial Square Tax-Exempt California Fund (the “Existing Series”). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:	Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected

Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Class C Shares:	Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs

Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Institutional Shares:	Goldman Sachs Strategic Factor Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Long Short Fund, Goldman Sachs Tactical Tilt Implementation Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Limited Maturity Obligations Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Cap Large Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt

Money Market Fund”), Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Service Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Bond Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio.

Administration Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Limited Maturity Obligations Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, and Goldman Sachs Enhanced Income Fund.

Preferred Administration Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Cash Management Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, and Goldman Sachs Financial Square Tax-Exempt California Fund.

Select Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Capital Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Separate Account Institutional Shares:	Goldman Sachs U.S. Mortgages Fund and Goldman Sachs Investment Grade Credit Fund.

Class R Shares:	Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Dynamic Allocation Fund, and Goldman Sachs Dynamic U.S. Equity Fund.

Class IR Shares:	Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategies Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs Global Income Fund.

Premier Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Resource Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund (effective March 31, 2016, “Goldman Sachs Investor Tax-Exempt Money Market Fund”), Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Class R6 Shares:	Goldman Sachs International Rising Dividend Growth Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Bond Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Limited Maturity Obligations Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Real Estate Fund, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Financial Square Government Fund,Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Global Income Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Government Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Growth & Income Strategy Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Strategic Growth Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs U.S. Mortgages Fund.

/s/ Ashok N. Bakhru	/s/ Kathryn A. Cassidy
Ashok N. Bakhru	Kathryn A. Cassidy
as Trustee and not individually	as Trustee and not individually

/s/ Diana M. Daniels	/s/ Herbert J. Markley
Diana M. Daniels	Herbert J. Markley
as Trustee and not individually	as Trustee and not individually

/s/ James A. McNamara	/s/ Jessica Palmer
James A. McNamara	Jessica Palmer
as Trustee and not individually	as Trustee and not individually

/s/ Alan A. Shuch	/s/ Roy W. Templin
Alan A. Shuch	Roy W. Templin
as Trustee and not individually	as Trustee and not individually

/s/ Gregory G. Weaver
Gregory G. Weaver
as Trustee and not individually

9